Ameritas Life Insurance Corp. of New York

("Ameritas Life of New York")

Ameritas Life of NY Separate Account VA

Supplement to:

Overture Accent!

Prospectus Dated May 1, 2012

Supplement Dated March 9, 2026

The Board of Directors of Calvert Variable Series, Inc. on behalf of Calvert VP SRI Mid Cap Portfolio (the "Fund") has approved the liquidation of the Fund, which is expected to take place on or about April 27, 2026 (the "Liquidation Date"). Further, on or about April 24, 2026, is the last day for withdrawals and transfers-out of the Fund. Notwithstanding the foregoing, the timing of the liquidation may be extended beyond the Liquidation Date if, in the opinion of the investment adviser, market conditions are unfavorable on or around the Liquidation Date. The Fund will notify shareholders of any such extension pursuant to a subsequent supplement.

Effective as of the close of business on the Liquidation Date, the Fund will no longer be available as an investment option under your Policy.

On or before April 24, 2026, you may change your allocation instructions and transfer any Policy Value you currently have allocated to the Fund to one or more of the other variable investment options, or the Fixed Account, available under your Policy (the “Other Investment Options”).

If you have Policy Value allocated to the Fund as of the Liquidation Date, such Policy Value will automatically be transferred to the Fidelity® VIP Government Money Market Portfolio, Initial Class (the "Money Market").

For 60 days following the Liquidation Date, you may transfer any values that were transferred to the Money Market on the Liquidation Date to any of the Other Investment Options, free of charge.

Transfers made due to the Fund's liquidation, prior to the Liquidation Date, or during the 60-day period after the Liquidation Date, will not count toward the number of total transfers or free transfers permitted during a Policy year.

The following are available options to transfer your Policy Values or change your investment allocations.

• Call our Service Center.	877-280-6110, ext. 87593
• Access your Policy online.	ameritas.com/sign-in
• Email a signed approved form or letter of instruction to our Service Center.	alictd@ameritas.com
• Request an approved transfer form be sent to you.	Email alictd@ameritas.com; or call 877-280-6110, ext. 87593
• You may also contact your financial professional to assist you.

To obtain a copy of the prospectus for the Money Market or any of the other underlying funds for the Other Investment Options available through your Policy, please call your financial professional, or our Service Center at 877-280-6110. You may also visit our website ameritas.com/investments/fund-prospectuses.

Effective as of the Liquidation Date, all references to the Fund are deleted from your prospectus.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp. of New York

If you do not have a current prospectus, please contact Ameritas Life of New York at 877-280-6110.

IN 2929 NY 03-26